UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 20, 2017

WASHINGTON TRUST BANCORP, INC.
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(Exact Name of Registrant as Specified in Charter)

Rhode Island	001-32991	05-0404671
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(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

23 Broad Street, Westerly, Rhode Island 02891
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(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (401) 348-1200

Former name or address, if changed from last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation and Appointment of Chief Executive Officer
On September 20, 2017, Joseph J. MarcAurele informed the Board of Directors of Washington Trust Bancorp, Inc. (the “Corporation”) that he will retire as Chairman and Chief Executive Officer of the Corporation and The Washington Trust Company (the “Bank”) effective March 2, 2018. Mr. MarcAurele will continue to serve as Director of the Corporation and the Bank.
On September 21, 2017, the respective Boards of Directors of the Corporation and the Bank appointed Edward O. Handy III as the Chairman and Chief Executive Officer of the Corporation and the Bank, effective March 2, 2018, and Mark K.W. Gim as President and Chief Operating Officer of the Corporation and the Bank, effective March 2, 2018.
Mr. Handy has served as President and Chief Operating Officer of the Corporation and the Bank since November 2013. Prior to joining Washington Trust, Mr. Handy served 18 years with Citizens Financial Group in various positions of increasing authority including serving as President of Citizens Bank in Rhode Island and Connecticut from 2009 to 2013; Executive Vice President, Head of Commercial Real Estate from 2007 to 2009; and President / Chief Executive Officer of Charter One Bank, an affiliate of Citizens Bank, from 2005 to 2008.
Mr. Gim has served as Senior Executive Vice President, Wealth Management and Chief Strategy Officer of the Corporation and the Bank since June 2017. Prior to that he served as Senior Executive Vice President, Wealth Management and Treasurer of the Corporation and the Bank from September 2015 to June 2017; Executive Vice President, Wealth Management and Treasurer of the Corporation and the Bank from May 2013 to September 2015; and as Executive Vice President and Treasurer of the Corporation and the Bank from December 2008 to May 2013.
Resignation and Appointment of Chief Financial Officer
On September 20, 2017, David V. Devault informed the Board of Directors of the Corporation that he will retire as Vice Chair, Secretary and Chief Financial Officer of the Corporation and the Bank effective January 31, 2018.
On September 21, 2017, the respective Boards of the Corporation and the Bank appointed Ronald S. Ohsberg as the Senior Executive Vice President and Treasurer effective immediately, and to Senior Executive Vice President, Chief Financial Officer and Treasurer of the Corporation and the Bank, effective January 31, 2018.
Mr. Ohsberg has served as Executive Vice President and Treasurer of the Corporation and the Bank since June 2016. Prior to joining Washington Trust, Mr. Ohsberg served as Executive Vice President, Finance for Linear Settlement Services from July 2016 to May 2017 and as Executive Vice President, Corporate Controller and Chief Accounting Officer for Citizens Financial Group from November 2009 to April 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WASHINGTON TRUST BANCORP, INC.
Date:	September 26, 2017	By:	/s/ David V. Devault
David V. Devault
Vice Chair, Secretary and Chief Financial Officer